SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 25, 2002

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)
One Hancock Plaza, 2510 14th Street,
Gulfport, Mississippi                           39501
(Address of principal executive offices)     (Zip code)

(228) 868-4000
(Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

        Hancock Holding Company made a presentation today at the Keefe, Bruyette, and Woods, Inc. 2002 Community Bank Conference in New York City. At the conference, Hancock Chief Executive Officer George A. Schloegel and Chief Financial Officer Carl J. Chaney reviewed the company's recent financial performance and business strategies. Based on financial results and current assessment of economic conditions, Hancock Holding Company revised its 2002 earnings-per-share guidance to a range of $4.35 to $4.45.

        Investors and analysts can access a replay of Hancock's 20-minute presentation for the next 10 days at www.KBW.com.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c)  Exhibits.

                      99.    Press Release issued by Hancock Holding Company
                             dated July 25, 2002, headed "Hancock Holding
                             Company Presents at Community Bank Investor
                             Conference."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2002
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:
                                        --------------------------------
                                           Carl J. Chaney
                                           Chief Financial Officer

                         Exhibit 99 to Hancock Holding Company Form 8-K

FOR IMMEDIATE RELEASE
July 25, 2002

FOR MORE INFORMATION
George A. Schloegel, Chief Executive Officer
Carl J. Chaney, Chief Financial Officer
800.522.6542 or 228.868.4727

                            Hancock Holding Company presents at community bank investor conference

     GULFPORT,  MS (July 25, 2002) - Hancock Holding Company (NASDAQ:  HBHC), parent company of Hancock Bank, today presented at the Keefe, Bruyette, and Woods, Inc. 2002 Community Bank Conference in New York City.
     At the  conference,  Hancock Chief Executive  Officer George A. Schloegel and Chief Financial  Officer Carl J.
Chaney reviewed the company's  recent financial  performance and business  strategies.  Based on financial  results and  current  assessment  of economic  conditions,  Hancock  Holding  Company  revised its 2002  earnings-per-share guidance to a range of $4.35 to $4.45.
     Investors and analysts can
access a replay of Hancock's 20-minute presentation for the next 10 days at www.KBW.com.
     Hancock  Holding  Company - parent company of Hancock Bank  (Mississippi)  and Hancock Bank of Louisiana - has
assets of $3.9  billion.  Founded in 1899,  Hancock Bank stands among the  strongest,  safest  five-star  financial institutions  in America.  Hancock Bank operates 100  full-service  offices and over 138 automated  teller machines throughout South  Mississippi and Louisiana as well as subsidiaries  Hancock  Investment  Services,  Inc.,  Hancock
Insurance Agency, Hancock Mortgage Corporation, and Harrison Finance Company.
     Additional   corporate   information   and  on-line   banking  and  bill  pay   services   are   available  at
www.hancockbank.com.

    "SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the
    Private  Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about  companies'  anticipated  future  financial  performance.  This act  provides a safe  harbor for such disclosure,  which protects the companies from unwarranted  litigation if actual results are different from management  expectations.  This release  contains  forward-looking  statements  and  reflects  management's current views and estimates of future economic  circumstances,  industry  conditions,  company performance, and  financial  results.  These  forward-looking  statements  are  subject  to  a  number  of  factors  and uncertainties  which could cause the company's actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.